UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

—————————
FORM 8-K
—————————

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2010
—————————

Insight Management Corporation
(Exact name of registrant as specified in its charter)
—————————

Florida	333-148697	20-8715508
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1130 E. Clark Ave. Ste. 150-286 Orcutt, CA 93455
(Address of principal executive offices)

(866) 787-3588
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 30, 2010, Jennifer Rapacki, President/CEO of the Registrant, received a letter from the majority shareholder requesting the resignations of the existing board members and approving the election of the following new board members:

Kevin Jasper Stephen Vlahos	Director Director

Kevin Jasper, age 50, has 14 years experience as President/Treasurer and director of 341 West 47th Street Corp.,  real estate and property management of cooperative apartments.  He is Member/ Secretary of Groove Capital Entertainment Group, LLC, a New York limited liability company, engaged in the representation, marketing and distribution of recordings of American and Japanese artists. Additional experience:  recording production, performance and arranged music for the movie Ghostbuster II, Sister Sledge, the Commodores, Brenda Starr, Kool and the Gang and Bobby Caldwell, former Motown and RCA Records recording artists.

Stephen P. Vlahos, age 59, was graduated from Pace College, NY, with a Bachelor’s degree in Business Administration.  He has been the President/ Portfolio Manager of Performance Plus Advisors, Inc., a consulting and money management firm specializing in bankruptcies and distressed debt. Prior to establishing Performance Plus Advisors, Inc., Mr. Vlahos was Managing Director of Investments for Bishop Rosen & Co., in New York, a position would then hold at Spencer Clark LLC.  Altogether Mr. Vlahos has over 35 years of investment management and sales experience. He has published analytical works for Conseco, Inc., Federal Mogul, UAL Corporation, West Point Stevens, Inc., Dura Corp., Visteon, Delphi, Tower Automotive and Interstate Bakeries.  He has held a variety of FINRA (formerly NASD) licenses:  Series 7, Series 8, Series 24, Series 53 and Series 65

Effective as of April 1, 2010, the Board of Directors of the Registrant accepted the Resignation, date April 1, 2010  of the following as a Director and Secretary of the registrant and its subsidiaries.

Mathew Maza	Director, Secretary

The Director resigning does not indicate that he has any dispute or disagreement relating to the Company’s operations, policies or practices.

Effective as of April 2, 2010, the Board of Directors of the Registrant accepted the Resignation, date April 2, 2010  of the following as a Director of the registrant.

Jennifer Rapacki	Director

The Director resigning does not indicate that she has any dispute or disagreement relating to the Company’s operations, policies or practices.

The following individual has been appointed by our Board of Directors, effective as of April 14, 2010, to the position indicated:

Kevin Jasper	Secretary

The foregoing summary is qualified by reference to the text of the letter and resignations filed herewith as exhibits 10.1, 17.1, 17.2 and incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (d)           Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit

10.1	Action taken on Consent of Majority Shareholder

17.1	Letter of Resignation of Matthew Maza

17.2	Letter of Resignation if Jennifer Rapacki

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2010	INSIGHT MANAGEMENT CORPORATION.

	By	/s/ Jennifer Rapacki
Jennifer Rapacki
Chief Executive Officer
(Principal Executive Officer)